Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,629,066.30
Previously Paid Amount	0.00
Total Fee Amount	224.97
Total Offset Amount	0.00
Net Fee	$ 224.97